Item 1: Report to Shareholders

Health Sciences Fund	December 31, 2006

The views and opinions in this report were current as of December 31, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Fellow Shareholders

U.S. stocks posted strong results in the second half of 2006, marking a fourth consecutive year of annual gains. Following a sharp sell-off late in the second quarter, investor sentiment improved as it became clear that the Federal Reserve would refrain from raising short-term interest rates in anticipation of slower economic growth and moderating inflation. In this favorable environment, your fund generated excellent 6- and 12-month results.

Since the tech bubble burst in 2000, growth stock performance has taken a back seat to value. Once again in 2006, traditional value sectors, including energy, materials, and utilities, outperformed the growth-oriented sectors of the market such as health care and information technology. Small-cap stocks also outperformed large-caps for the year. Health care and information technology stocks struggled in this environment and were the weakest performers in the S&P 500 Stock Index for the year.

HIGHLIGHTS

• The Health Sciences Fund posted strong second-half gains and outperformed its Lipper peer group for the 6- and 12-month periods.

• Traditional growth sectors, including technology and health care, perked up since the end of June but lagged the S&P 500 Index for the year.

• We are especially focused on biotechnology companies with new and important medicines or treatments for unmet medical needs.

• We believe that generating good results in the health care sector in 2007 will be increasingly dependent on good stock selection, rather than an emphasis on one industry or another.

Your fund returned 10.73% for the past six months and 9.58% for the 12 months ended December 31, 2006. As shown in the Performance Comparison table, the fund easily outpaced its Lipper peer group in both periods. The main drivers of our relative outperformance were strong stock selection in the biotechnology and pharmaceuticals segments. We trailed the broad-based blue chip S&P 500 in both periods, since our sector lagged the overall market for the year.

The Health Sciences Fund has delivered consistently strong performance compared with the universe of health care funds. Lipper ranked the fund in the top 9% of the Lipper health care funds universe for the three-year period ended December 31, 2006. Lipper also placed the fund in the top quintile of its category for the 1-, 5-, and 10-year periods ended December 31, 2006. (Based on cumulative total return, Lipper ranked the Health Sciences Fund 31 out of 179, 13 out of 159, 25 out of 134, and 3 out of 27 funds for the 1-, 3-, 5-, and 10-year periods ended December 31, 2006, respectively. Past performance cannot guarantee future results.)

YEAR-END DISTRIBUTION

On December 19, 2006, your fund distributed capital gains of $1.34, of which $0.81 represented long-term gains. You should have already received a check or a statement reflecting these year-end distributions.

MARKET ENVIRONMENT

Health care stocks underperformed the broad market as measured by the S&P 500 Index in the second half and for the full year due to weakness in biotechnology and health care services stocks. After climbing to a five-year high in the first quarter, the Nasdaq Biotech Index retreated approximately 20% from its peak in the second quarter and ended the year little changed from where it started. Within the Lipper benchmark, the life sciences and pharmaceutical industries were the best performers, biotech and products and device manufacturers roughly broke even, and health care services firms declined for the year. Although pharmaceutical stocks came back to life and generated decent results this year—following several years of poor performance—this was in large part due to cost cutting and only modest revenue improvements. In most years, we see one or two areas of the health care sector that look poised for superior performance but, in our view, there doesn’t appear to be a dominant theme in the health care sector at this time.

PORTFOLIO REVIEW

Biotechnology and Pharmaceuticals
In many instances, Wall Street refers to smaller, therapeutic-based companies as biotechs. Originally, a firm was classified as a biotech because its research and development focused on large molecules, or proteins, which usually lead to injectable therapeutics. On the other hand, pharmaceutical firms typically work with small molecules and develop pills, tablets, or capsules. However, the labels no longer describe a meaningful distinction.

Our large allocation to the biotechnology sector (37.3% of net assets as of December 31) stems from our belief in the power of the pharmaceutical industry’s business model—the discovery, development, manufacture, and commercialization of medicines or therapeutic devices. But large pharmaceutical companies also have a broad base of revenues and income, and one drug—even if it is extremely successful—may not be enough to affect the bottom line significantly. Biotechnology companies, however, tend to be smaller, and the successful introduction of one drug can transform a whole company. We are especially focused on those companies with new and important medicines or treatments for unmet medical needs. Although this strategy encompasses more risk because a firm that is highly dependent on the success of a single drug can decline significantly on bad news, we manage this risk in part by owning a basket of stocks.

Over the past 12 months, the portfolio’s largest holding and best contributor was Gilead Sciences, which climbed more than 23% largely due to the success of its suite of drugs for the treatment of HIV. Gilead and Bristol-Myers Squibb recently received FDA approval for Atripla, a co-developed pill that combines two of Gilead’s HIV medicines and one of Bristol Myers’. This is the first once-a-day cocktail for HIV patients and is being well received. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

The portfolio’s second-best contributor for the year and top contributor for the past six months was Medicines Company, whose performance strongly rebounded from a disappointing 2005. Sales of its drug Angiomax reaccelerated in 2006 after the company worked through a glut of inventory that developed in 2005. In addition, the odds improved that the patent protecting Angiomax from generic competition would be extended for several years.

Other large-cap biotechs that posted excellent results and contributed strongly to the portfolio were Vertex Pharmaceuticals (potential hepatitis C medicine) and Sepracor (medications for asthma and insomnia). Unfortunately, the good news for Sepracor was bad news for Neurocrine Biosciences, which declined about 83% after the company’s sleeping pill Indiplon failed to gain Food & Drug Administration (FDA) approval. Shares of Neurocrine fell even further after Pfizer and Neurocrine announced the termination of their collaboration on the drug. Onyx Pharmaceuticals was another significant 12-month detractor. The company’s shares tumbled (62% for the year) on news that in a Phase III trial its drug Nexavar failed to show any survival benefit versus a placebo for patients as a treatment for melanoma.

Performance of the biotech sector was bolstered this year by the large-cap pharmaceutical industry’s ongoing penchant for partnering with or acquiring biotech companies. In 2006, the biotech sector raised approximately $20 billion in partnering deals. Making headlines in the fourth quarter was GlaxoSmithKline signing a deal worth about $2.1 billion with Genmab to develop and market HuMax-CD20, a human monoclonal antibody in late-stage development. Thanks to the deal, Genmab was among our strongest performers since the end of June. Glaxo also inked a deal, potentially worth $1.2 billion, with Epix Pharmaceuticals to develop and market novel medicines in early stage clinical development for Alzheimer’s disease. Roche Holdings was also active, forming partnerships with Halozyme Therapeutics and InterMune.

As we have noted in previous letters, the late-stage pipelines at many large pharmaceutical companies are relatively thin on promising prospects. Given that it can cost more than $1 billion and take 10 years or more to bring a new drug to market, buying an entire company can be more cost effective than the traditional drug-development process. Abbott Laboratories broadened its pipeline through its $3.7 billion purchase of Kos Pharmaceuticals, Gilead bought Myogen, and Genentech bought Tanox. Thanks to the takeover premium, Myogen was among the portfolio’s best gainers for the past six and 12 months.

We continue to be extremely selective in our large-cap pharmaceutical investments. However, the industry’s troubles are well known and seem to be reflected in current valuations, which are below the market’s average. We are closely monitoring developments in the pharmaceutical industry and have increased our weighting to about 23% of the portfolio from 19% six months ago, and 17% a year ago. Still, our exposure to this relatively stable sector of the health care market remains well below the benchmark’s 32% allocation, which hurt our relative results for the past six months.

Our largest pharmaceutical holdings, New Jersey-based Wyeth and Switzerland-based Roche Holding, were solid 6- and 12-month contributors. Wyeth’s shares performed well because of the company’s solid sales growth in 2006, led by its key products Prevnar and Enbrel, and its discipline regarding expenses. Roche posted sales that were above expectations due in part to its avian flu treatment Tamiflu, but mostly thanks to its non-U.S. sales of Genentech’s cancer drugs Avastin and Herceptin. The company markets many of its bestselling drugs with affiliates Genentech and Chugai Pharmaceutical. We believe Wyeth and Roche are attractively valued, and they remain among our top holdings.

We continually look for good investment opportunities in non-U.S. companies. There is less competition for investments overseas, and we have been able to purchase strong companies at prices we view as attractive. Furthermore, foreign holdings benefit the fund from a risk-control perspective by providing added geographical diversification. Over the past six months, we added significantly to our foreign holdings. Besides Genmab, mentioned previously, another foreign company that contributed strong performance was Grifols, a Spanish firm specializing in plasma-based products.

Services
Our largest managed health care services holdings, UnitedHealth Group, WellPoint, and Cigna, were strong six-month contributors. The two most critical variables in managed care are pricing and medical cost trends. When the system is working properly, pricing and medical costs will move in tandem, allowing companies to maintain margins. If costs rise above projections or pricing deteriorates, it would be difficult for managed care providers to maintain their margins. In the first half, fears arose in the market that pricing was weakening, and managed care holdings suffered. We thought the second-quarter sell-off was an overreaction, and managed care remains a significant position in the portfolio. Since midyear, we added a substantial position in Centene, which performed extremely well, and Health Net, which advanced nicely.

OUTLOOK

We believe that generating good results in the health care sector in 2007 will be increasingly dependent on good stock selection, rather than an emphasis on one industry or another. As always, we seek the strongest companies in each of the four main areas of health care: pharmaceuticals, biotechnology, services, and medical devices. Although each subsector offers attractive growth opportunities, we favor therapeutic companies leveraged to novel products for unmet medical needs.

Our outlook on pharmaceuticals has changed very little over the past six months. We believe that pharmaceutical valuations have bottomed, but we do not expect prices to surge from current levels. Pharmaceutical firms stand to benefit from Medicare D legislation for the next year or two as drug utilization increases and medicines become more accessible. However, over the longer term, this law will make the government the dominant consumer in the health care sector, with the potential for putting downward pressure on prescription prices. The impact on services firms should be more favorable, as the group is likely to benefit from higher utilization.

Biotechnology shares have delivered strong returns over each of the last three years. In 2005, strong gains by several large-cap firms, in particular, led the way. Several smaller companies also posted strong results. These are signs that the industry is no longer in its infancy. As a result, it is less likely that individual company successes will drive industry performance. Instead, each stock should rise or fall on its own merits.

Overall, we believe the health care sector is poised for good performance in 2007. On the negative side of the ledger is the potential for adverse legislation from a Democratic-controlled Congress. On the positive side, however, fundamental valuations for all our major industries are below their 10-year historical averages. Demographics favor growing demand for drugs in general and strong demand specifically for new drugs that cure diseases. Finally, if the growth rate of earnings from the S&P 500 decelerates, as the consensus estimates predict, this may benefit health care stocks, as it has historically.

We appreciate your continued confidence and support.

Respectfully submitted,

Kris H. Jenner
President of the fund and chairman of its Investment Advisory Committee

January 17, 2007

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISK OF GROWTH INVESTING

Growth stocks can be volatile for several reasons. Since these companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

RISK OF HEALTH SCIENCES FUND INVESTING

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Companies in the health sciences field are subject to special risks such as increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, product liability or other litigation, and the obsolescence of popular products.

GLOSSARY

Lipper index: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Russell 2000 Index: Consists of the smallest 2,000 companies in the Russell 3000 Index. Performance is reported on a total-return basis.

S&P 500 Stock Index: An index consisting of 500 large-cap stocks chosen for market size, liquidity, and industry group representation.

Portfolio Highlights

## CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Six Months Ended 12/31/06

| Best Contributors | | Worst Contributors | |
|---|---|---|---|
| Medicines Company | 23¢ | Alkermes | -9¢ |
| Myogen* | 21 | Cubist Pharmaceuticals | -8 |
| Cephalon | 20 | Adolor* | -5 |
| Genmab | 14 | ImClone Systems | -5 |
| Gilead Sciences | 13 | Amylin Pharmaceuticals | -5 |
| CIGNA | 12 | Elan | -5 |
| UnitedHealth Group | 11 | Omnicare** | -4 |
| Centene** | 10 | LCA-Vision | -4 |
| Schwarz Pharma AG* | 8 | ONYX Pharmaceuticals | -3 |
| Celgene | 7 | HealthExtras | -3 |
| Total | 139¢ | Total | -51¢ |

12 Months Ended 12/31/06

| Best Contributors | | Worst Contributors | |
|---|---|---|---|
| Gilead Sciences | 31¢ | Neurocrine Biosciences | -24¢ |
| Medicines Company | 26 | UnitedHealth Group | -22 |
| Myogen* | 20 | Amgen | -9 |
| Genmab | 19 | ONYX Pharmaceuticals | -8 |
| Sepracor | 17 | PDL Biopharma | -7 |
| Cephalon | 14 | Alkermes | -7 |
| Schwarz Pharma AG* | 14 | Genentech | -7 |
| Celgene | 14 | Boston Scientific | -6 |
| Vertex Pharmaceuticals | 12 | Teva Pharmaceuticals | -5 |
| Centene** | 10 | St. Jude Medical | -5 |
| Total | 177¢ | Total | -100¢ |

* Position eliminated
** Position added

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

## Portfolio of Investments †

(Cost and value in $ 000s)

| | Shares | Value |
|---|---|---|
| **COMMON STOCKS 100.9%** | | |
| **BIOTECHNOLOGY 37.0%** | | |
| **Major Biotechnology 27.1%** | | |
| Alkermes (1) | 1,202,300 | 16,075 |
| Amgen (1) | 735,000 | 50,208 |
| Array BioPharma (1) | 200,000 | 2,584 |
| Atherogenics (1) | 175,000 | 1,734 |
| Biogen Idec (1)(2) | 125,000 | 6,149 |
| Celgene (1)(2) | 350,000 | 20,136 |
| Cephalon (1)(2) | 850,000 | 59,848 |
| CV Therapeutics (1) | 275,000 | 3,839 |
| Genentech (1)(2) | 625,000 | 50,706 |
| Genzyme (1) | 122,300 | 7,531 |
| Gilead Sciences (1)(2) | 1,205,000 | 78,241 |
| Human Genome Sciences (1) | 350,000 | 4,354 |
| ImClone Systems (1)(2) | 115,000 | 3,077 |
| Martek Biosciences (1) | 250,000 | 5,835 |
| Medicines Company (1)(2) | 850,000 | 26,962 |
| MedImmune (1) | 425,000 | 13,757 |
| Neurocrine Biosciences (1) | 252,300 | 2,629 |
| OSI Pharmaceuticals (1)(2) | 775,000 | 27,109 |
| PDL Biopharma (1) | 700,000 | 14,098 |
| Pharmaceutical Holdings Trust | 25,000 | 1,927 |
| Seattle Genetics, Warrants, 12/31/11 (1)(3) | 50,000 | — |
| Sepracor (1)(2) | 575,000 | 35,408 |
| Trimeris (1) | 550,000 | 6,991 |
| United Therapeutics (1) | 45,000 | 2,447 |
| Vertex Pharmaceuticals (1)(2) | 582,500 | 21,797 |
| | | 463,442 |
| **Other Biotechnology 9.9%** | | |
| Acadia Pharmaceuticals (1) | 350,000 | 3,076 |
| Advanced Life Sciences Holdings (1) | 175,000 | 476 |
| Alexion Pharmaceutical (1) | 675,000 | 27,263 |

| | | |
|---|---|---|
| Alexza Pharmaceuticals (1) | 282,765 | 3,221 |
| Altus Pharmaceuticals (1) | 175,000 | 3,299 |
| Amylin Pharmaceuticals (1)(2) | 275,000 | 9,919 |
| BioCryst Pharmaceuticals (1) | 675,000 | 7,803 |
| BioMarin Pharmaceutical (1) | 100,000 | 1,639 |
| Cell Genesys (1) | 300,000 | 1,017 |
| Combinatorx (1)(4) | 400,000 | 3,464 |
| Cougar Biotechnology (1)(3) | 48,850 | 198 |
| Cubist Pharmaceuticals (1) | 800,000 | 14,488 |
| deCode genetics (1) | 914,200 | 4,141 |
| Encysive Pharmaceuticals (1) | 50,000 | 211 |
| Exelixis (1) | 750,000 | 6,750 |
| Favrille (1)(4) | 625,000 | 1,563 |
| Favrille, Warrants, 3/6/11 (1)(3)(4) | 129,500 | — |
| Genmab (DKK) (1) | 175,000 | 11,770 |
| Idenix Pharmaceuticals (1) | 389,500 | 3,385 |
| Incyte Genomics (1) | 1,650,000 | 9,636 |
| Infinity Pharmaceuticals (1) | 404,703 | 5,039 |
| InterMune (1)(2) | 175,000 | 5,381 |
| Mannkind, Warrants, 8/5/10 (1)(3) | 130,000 | 111 |
| Maxygen (1) | 153,750 | 1,656 |
| Medarex (1) | 75,000 | 1,109 |
| Momenta Pharmaceuticals (1) | 175,000 | 2,753 |
| Myriad Genetics (1) | 105,000 | 3,286 |
| Nektar Therapeutics (1) | 249,600 | 3,796 |
| Newron Pharmaceuticals S.p.A. (CHF) (1) | 62,700 | 2,740 |
| ONYX Pharmaceuticals (1) | 338,600 | 3,582 |
| Panacos Pharmaceuticals (1) | 200,000 | 802 |
| Pharmion (1) | 79,000 | 2,033 |
| Poniard Pharmaceuticals, Warrants, 11/30/08 (1)(3)(4) | 18,000 | — |
| Poniard Pharmaceuticals (1)(4) | 518,389 | 2,592 |
| Poniard Pharmaceuticals Bridge, Warrants, 2/1/11 (1)(3)(4) | 798,000 | 51 |
| pSivida, ADR (1) | 196,321 | 383 |
| Tercica (1) | 550,000 | 2,750 |
| Theravance (1) | 470,300 | 14,528 |

| | | |
|---|---|---|
| Trubion Pharmaceuticals (1) | 70,200 | 1,264 |
| ViroPharma (1) | 200,000 | 2,928 |
| | | 170,103 |
| Total Biotechnology | | 633,545 |

**LIFE SCIENCES 4.9%**

**Life Sciences 4.9%**

| | | |
|---|---|---|
| Affymetrix (1) | 25,000 | 576 |
| Applera - Celera Group (1) | 350,000 | 4,896 |
| Beckman Coulter | 96,400 | 5,765 |
| Covance (1) | 35,000 | 2,062 |
| Dade Behring Holdings | 275,000 | 10,948 |
| Dyadic International (1)(3) | 275,000 | 1,510 |
| Dyadic International, Warrants, 5/30/10 (1)(3) | 55,000 | — |
| Gen-Probe (1) | 270,000 | 14,140 |
| Home Diagnostics (1) | 100,000 | 1,060 |
| Illumina (1) | 190,000 | 7,469 |
| Immucor (1)(2) | 350,000 | 10,230 |
| Invitrogen (1) | 75,000 | 4,244 |
| OraSure Technologies (1) | 50,000 | 413 |
| Qiagen NV (1) | 575,000 | 8,700 |
| Symyx Technologies (1) | 425,000 | 9,176 |
| Thermo Fisher Scientific (1) | 65,000 | 2,944 |
| Total Life Sciences | | 84,133 |

**PHARMACEUTICALS 22.6%**

**International-Pharmaceuticals 0.7%**

| | | |
|---|---|---|
| UCB (EUR) | 50,000 | 3,428 |
| UCB SA (EUR) | 117,922 | 8,138 |
| | | 11,566 |

**Major Pharmaceuticals 21.3%**

| | | |
|---|---|---|
| A&D Pharma Holding, GDR (EUR) (1) | 540,000 | 8,979 |

| | | |
|---|---|---|
| Abbott Laboratories | 50,000 | 2,436 |
| Alcon (2) | 150,000 | 16,765 |
| Allergan | 82,000 | 9,819 |
| Astellas Pharma (JPY) | 150,000 | 6,818 |
| Barr Pharmaceuticals (1) | 200,000 | 10,024 |
| Basilea Pharmaceutica (CHF) (1) | 27,500 | 4,803 |
| Bristol-Myers Squibb | 75,000 | 1,974 |
| Cadence Pharmaceuticals (1) | 125,000 | 1,540 |
| Chugai Pharmaceutical (JPY) | 675,000 | 13,922 |
| Elan, ADR (1)(2) | 1,750,000 | 25,812 |
| Eli Lilly | 354,000 | 18,443 |
| Forest Laboratories (1)(2) | 25,000 | 1,265 |
| GlaxoSmithKline (GBP) | 275,000 | 7,239 |
| Glaxosmithkline Pharmaceuticals (INR) | 200,000 | 5,239 |
| Insite Vision (1) | 1,000,000 | 1,550 |
| Ipsen (EUR) (1) | 250,000 | 11,619 |
| Johnson & Johnson | 175,000 | 11,554 |
| Medicis Pharmaceutical, Class A | 50,000 | 1,757 |
| Merck (2) | 50,000 | 2,180 |
| MGI Pharma (1) | 830,000 | 15,280 |
| Monsanto (2) | 255,000 | 13,395 |
| Novartis, ADR | 400,000 | 22,976 |
| Novo Nordisk, Series B (DKK) | 40,000 | 3,331 |
| Pfizer (2) | 475,000 | 12,303 |
| Roche Holding (CHF) | 215,000 | 38,517 |
| Sanofi-Aventis (EUR) | 25,000 | 2,308 |
| Sawai Pharmaceutical (JPY) | 15,100 | 619 |
| Schering-Plough | 700,000 | 16,548 |
| Shire Pharmaceuticals, ADR | 190,000 | 11,734 |
| Shire PLC (GBP) (2) | 275,000 | 5,704 |
| Takeda Chemical Industries (JPY) | 60,000 | 4,118 |
| Teva Pharmaceutical, ADR | 200,000 | 6,216 |
| Towa Pharmaceutical (JPY) | 135,000 | 4,401 |
| Valeant Pharmaceuticals | 775,000 | 13,361 |
| Vanda Pharmaceuticals (1) | 25,000 | 616 |

| | | |
|---|---|---|
| Wyeth (2) | 550,000 | 28,006 |
| Xenoport (1) | 100,000 | 2,455 |
| | | 365,626 |
| **Specialty Pharmaceuticals 0.6%** | | |
| New River Pharmaceuticals (1)(2) | 200,000 | 10,942 |
| | | 10,942 |
| Total Pharmaceuticals | | 388,134 |
| **PRODUCTS & DEVICES 10.8%** | | |
| **Implants 10.0%** | | |
| Aspect Medical Systems (1) | 70,000 | 1,317 |
| Baxter International | 384,300 | 17,828 |
| Becton, Dickinson | 60,000 | 4,209 |
| BioSphere Medical (1) | 525,000 | 3,507 |
| Boston Scientific (1)(2) | 575,000 | 9,878 |
| C R Bard | 50,000 | 4,149 |
| Cerus (1) | 500,000 | 2,930 |
| Edwards Lifesciences (1) | 175,000 | 8,232 |
| EPIX Pharmaceuticals (1) | 350,000 | 2,415 |
| Grifols (EUR) (1) | 675,000 | 8,996 |
| Integra LifeSciences (1) | 25,000 | 1,065 |
| Medtronic (2) | 150,000 | 8,026 |
| Nobel Biocare (CHF) | 62,500 | 18,461 |
| Northstar Neuroscience (1) | 33,500 | 482 |
| Phonak Holding (CHF) | 50,000 | 3,977 |
| ResMed (1)(2) | 300,000 | 14,766 |
| Respironics (1) | 110,000 | 4,152 |
| St. Jude Medical (1) | 675,000 | 24,678 |
| Stereotaxis (1) | 500,000 | 5,160 |
| Stryker (2) | 175,000 | 9,644 |
| Zimmer Holdings (1)(2) | 227,400 | 17,824 |
| | | 171,696 |

| | | |
|---|---|---|
| **Other Products & Devices 0.8%** | | |
| Conceptus (1) | 325,000 | 6,919 |
| Cooper Companies | 10,000 | 445 |
| Stericycle (1) | 70,000 | 5,285 |
| | | 12,649 |
| Total Products & Devices | | 184,345 |
| **SERVICES 25.6%** | | |
| **Distribution 8.7%** | | |
| Cardinal Health | 175,000 | 11,275 |
| Caremark Rx (2) | 475,000 | 27,127 |
| CVS (2) | 425,800 | 13,161 |
| Express Scripts (1)(2) | 270,000 | 19,332 |
| HealthExtras (1) | 475,000 | 11,448 |
| Henry Schein (1) | 200,000 | 9,796 |
| McKesson | 315,000 | 15,970 |
| Medco (1) | 270,000 | 14,429 |
| Omnicare (2) | 551,200 | 21,293 |
| Patterson Companies (1) | 25,000 | 888 |
| Walgreen | 100,000 | 4,589 |
| | | 149,308 |
| **Information 0.2%** | | |
| Allscripts Healthcare (1) | 50,000 | 1,350 |
| Cerner (1) | 50,000 | 2,275 |
| WebMD Health (1) | 15,000 | 600 |
| | | 4,225 |
| **Payors 11.2%** | | |
| Aetna (2) | 600,000 | 25,908 |
| AMERIGROUP (1)(2) | 75,000 | 2,692 |
| Assurant | 125,000 | 6,906 |
| Centene (1) | 425,000 | 10,442 |
| CIGNA (2) | 220,000 | 28,945 |

| | | |
|---|---|---|
| Coventry Health Care (1) | 200,000 | 10,010 |
| Health Net (1) | 256,200 | 12,467 |
| Humana (1) | 290,000 | 16,040 |
| UnitedHealth Group | 800,000 | 42,984 |
| WellPoint (1) | 450,000 | 35,411 |
| | | 191,805 |
| **Providers 5.5%** | | |
| Community Health System (1) | 100,000 | 3,652 |
| DaVita (1)(2) | 400,000 | 22,752 |
| Fresenius (EUR) | 55,000 | 11,011 |
| Fresenius Medical Care (EUR) | 60,000 | 7,994 |
| LCA-Vision | 100,000 | 3,436 |
| LifePoint Hospitals (1) | 300,000 | 10,110 |
| Manor Care | 250,000 | 11,730 |
| National Medical Health Card (1) | 200,000 | 2,362 |
| Sunrise Senior Living (1) | 150,000 | 4,608 |
| Symbion (1) | 197,400 | 3,654 |
| Triad Hospitals (1)(2) | 20,000 | 837 |
| United Surgical Partners International (1)(2) | 300,000 | 8,505 |
| Ventas, REIT | 75,000 | 3,174 |
| | | 93,825 |
| Total Services | | 439,163 |
| Total Common Stocks (Cost $1,325,596) | | 1,729,320 |
| **PREFERRED STOCKS 0.2%** | | |
| **BIOTECHNOLOGY 0.2%** | | |
| **Other Biotechnology 0.2%** | | |
| Fibrogen, Series F (1)(3) | 659,341 | 3,758 |
| Total Biotechnology | | 3,758 |
| Total Preferred Stocks (Cost $3,000) | | 3,758 |

**OPTIONS WRITTEN (1.6)%**

| | | |
|---|---|---|
| Aetna, Call, 4/21/07 @ $45.00 (1) | (75,000) | (156) |
| Aetna, Put, 4/21/07 @ $40.00 (1) | (40,000) | (44) |
| Aetna, Put, 4/21/07 @ $45.00 (1) | (15,000) | (48) |
| Alcon, Call, 2/17/07 @ $110.00 (1) | (50,000) | (317) |
| Alcon, Call, 5/19/07 @ $115.00 (1) | (50,000) | (337) |
| Alcon, Call, 5/19/07 @ $120.00 (1) | (15,000) | (71) |
| Alcon, Put, 2/17/07 @ $110.00 (1) | (25,000) | (94) |
| Alcon, Put, 5/19/07 @ $100.00 (1) | (30,000) | (82) |
| Alcon, Put, 5/19/07 @ $105.00 (1) | (10,000) | (42) |
| Alexion Pharmaceuticals, Put, 1/20/07 @ $40.00 (1) | (50,000) | (51) |
| Alexion Pharmaceuticals, Put, 5/19/07 @ $40.00 (1) | (10,000) | (39) |
| Alexion Pharmaceuticals, Put, 5/19/07 @ $50.00 (1) | (125,000) | (1,281) |
| Alexion Pharmaceuticals, Put, 1/19/08 @ $50.00 (1) | (80,000) | (944) |
| Alkermes, Put, 2/17/07 @ $15.00 (1) | (80,000) | (152) |
| Allergan, Put, 4/21/07 @ $120.00 (1) | (25,000) | (139) |
| Allergan, Put, 7/21/07 @ $120.00 (1) | (40,000) | (290) |
| Allergan, Put, 1/19/08 @ $125.00 (1) | (25,000) | (294) |
| AMERIGROUP, Call, 3/17/07 @ $35.00 (1) | (75,000) | (236) |
| AMERIGROUP, Put, 3/17/07 @ $30.00 (1) | (10,000) | (5) |
| Amgen, Put, 4/17/07 @ $75.00 (1) | (50,000) | (350) |
| Amylin Pharmaceuticals, Call, 1/20/07 @ $45.00 (1) | (75,000) | (6) |
| Amylin Pharmaceuticals, Call, 4/21/07 @ $55.00 (1) | (50,000) | (5) |
| Amylin Pharmaceuticals, Call, 7/21/07 @ $55.00 (1) | (75,000) | (22) |
| Amylin Pharmaceuticals, Call, 7/22/07 @ $45.00 (1) | (50,000) | (80) |
| Amylin Pharmaceuticals, Put, 7/21/07 @ $35.00 (1) | (10,000) | (35) |
| Barr Pharmaceuticals, Put, 2/17/07 @ $45.00 (1) | (30,000) | (10) |
| Barr Pharmaceuticals, Put, 5/19/07 @ $55.00 (1) | (30,000) | (168) |
| Baxter International, Put, 2/17/07 @ $50.00 (1) | (700) | (3) |

| | | |
|---|---|---|
| Baxter International, Put, 5/19/07 @ $50.00 (1) | (10,000) | (41) |
| Beckman Coulter, Put, 5/19/07 @ $60.00 (1) | (35,000) | (106) |
| Biogen Idec, Call, 1/20/07 @ $50.00 (1) | (25,000) | (19) |
| Biogen Idec, Put, 1/20/07 @ $50.00 (1) | (50,000) | (75) |
| Biogen Idec, Put, 1/19/08 @ $50.00 (1) | (25,000) | (120) |
| Boston Scientific, Call, 1/20/07 @ $15.00 (1) | (400,000) | (900) |
| Bristol Myers Squibb, Put, 3/17/07 @ $25.00 (1) | (50,000) | (29) |
| Cardinal Health, Put, 6/16/07 @ $70.00 (1) | (10,000) | (61) |
| Caremark Rx, Call, 1/20/07 @ $50.00 (1) | (100,000) | (730) |
| Caremark Rx, Call, 6/16/07 @ $55.00 (1) | (175,000) | (849) |
| Caremark Rx, Put, 1/20/07 @ $60.00 (1) | (14,700) | (46) |
| Caremark Rx, Put, 3/17/07 @ $55.00 (1) | (16,900) | (22) |
| Caremark Rx, Put, 6/16/07 @ $50.00 (1) | (30,000) | (16) |
| Celgene, Call, 1/20/07 @ $50.00 (1) | (50,000) | (395) |
| Celgene, Call, 4/21/07 @ $55.00 (1) | (75,000) | (529) |
| Celgene, Call, 4/21/07 @ $65.00 (1) | (25,000) | (59) |
| Celgene, Put, 1/20/07 @ $50.00 (1) | (20,000) | (4) |
| Celgene, Put, 4/21/07 @ $45.00 (1) | (40,000) | (50) |
| Celgene, Put, 4/21/07 @ $50.00 (1) | (20,000) | (45) |
| Cephalon, Call, 1/20/07 @ $70.00 (1) | (125,000) | (259) |
| Cephalon, Call, 2/17/07 @ $75.00 (1) | (25,000) | (39) |
| Cephalon, Call, 2/17/07 @ $80.00 (1) | (100,000) | (50) |
| Cephalon, Call, 5/19/07 @ $80.00 (1) | (50,000) | (124) |
| Cephalon, Call, 5/19/07 @ $85.00 (1) | (100,000) | (128) |
| Cephalon, Call, 8/18/07 @ $85.00 (1) | (25,000) | (61) |
| CIGNA, Call, 1/20/07 @ $115.00 (1) | (75,000) | (1,275) |
| CIGNA, Call, 1/20/07 @ $125.00 (1) | (50,000) | (368) |
| CIGNA, Put, 1/20/07 @ $125.00 (1) | (20,000) | (6) |
| Cubist Pharmaceuticals, Put, 1/19/08 @ $20.00 (1) | (50,000) | (195) |
| CVS, Call, 5/19/07 @ $30.00 (1) | (200,000) | (560) |

| | | |
|---|---|---|
| CVS, Put, 5/19/07 @ $32.50 (1) | (40,000) | (106) |
| Cytyc, Put, 2/17/07 @ $25.00 (1) | (30,000) | (7) |
| DaVita, Call, 1/20/07 @ $50.00 (1) | (25,000) | (174) |
| DaVita, Call, 1/20/07 @ $55.00 (1) | (25,000) | (59) |
| DaVita, Put, 1/20/07 @ $55.00 (1) | (25,000) | (10) |
| Elan, Call, 1/20/07 @ $17.50 (1) | (25,000) | (2) |
| Elan, Call, 1/20/07 @ $20.00 (1) | (100,000) | (3) |
| Elan, Call, 4/21/07 @ $20.00 (1) | (125,000) | (47) |
| Elan, Put, 4/21/07 @ $15.00 (1) | (30,000) | (49) |
| Eli Lilly, Put, 1/20/07 @ $55.00 (1) | (21,400) | (63) |
| Eli Lilly, Put, 4/21/07 @ $60.00 (1) | (30,000) | (240) |
| Express Scripts, Call, 5/19/07 @ $65.00 (1) | (25,000) | (255) |
| Express Scripts, Call, 5/19/07 @ $80.00 (1) | (100,000) | (247) |
| Express Scripts, Put, 5/19/07 @ $65.00 (1) | (50,000) | (117) |
| Express Scripts, Put, 5/19/07 @ $70.00 (1) | (30,000) | (120) |
| Forest Laboratories, Call, 1/20/07 @ $50.00 (1) | (25,000) | (42) |
| Forest Laboratories, Put, 1/20/07 @ $50.00 (1) | (25,000) | (25) |
| Gen-Probe, Put, 1/20/07 @ $50.00 (1) | (20,000) | (7) |
| Gen-Probe, Put, 2/17/07 @ $50.00 (1) | (10,000) | (13) |
| Genentech, Call, 3/17/07 @ $90.00 (1) | (25,000) | (17) |
| Genentech, Call, 3/17/07 @ $95.00 (1) | (100,000) | (20) |
| Genentech, Call, 6/16/07 @ $85.00 (1) | (100,000) | (410) |
| Genentech, Call, 6/16/07 @ $95.00 (1) | (125,000) | (144) |
| Genentech, Call, 1/19/08 @ $100.00 (1) | (25,000) | (77) |
| Genzyme, Put, 1/20/07 @ $70.00 (1) | (2,700) | (23) |
| Gilead Sciences, Call, 5/19/07 @ $75.00 (1) | (75,000) | (107) |
| Gilead Sciences, Call, 5/19/07 @ $80.00 (1) | (75,000) | (45) |
| Gilead Sciences, Put, 2/17/07 @ $65.00 (1) | (25,000) | (69) |
| Gilead Sciences, Put, 5/19/07 @ $65.00 (1) | (35,000) | (143) |
| Gilead Sciences, Put, 5/19/07 @ $70.00 (1) | (15,000) | (103) |

| | | |
|---|---|---|
| Gilead Sciences, Put, 5/19/07 @ $75.00 (1) | (40,000) | (422) |
| Health Net, Put, 4/21/07 @ $50.00 (1) | (25,000) | (84) |
| Henry Schein, Put, 1/20/07 @ $50.00 (1) | (40,000) | (56) |
| Henry Schein, Put, 7/21/07 @ $55.00 (1) | (25,000) | (156) |
| Humana, Put, 5/19/07 @ $60.00 (1) | (45,000) | (295) |
| Humana, Put, 1/19/08 @ $60.00 (1) | (35,000) | (271) |
| Illumina, Put, 3/17/07 @ $35.00 (1) | (40,000) | (79) |
| Illumina, Put, 3/17/07 @ $40.00 (1) | (35,000) | (145) |
| Illumina, Put, 1/19/08 @ $40.00 (1) | (20,000) | (171) |
| ImClone Systems, Call, 5/19/07 @ $35.00 (1) | (75,000) | (54) |
| Immucor, Call, 1/20/07 @ $23.375 (1) | (100,000) | (907) |
| InterMune, Call, 1/19/08 @ $35.00 (1) | (50,000) | (295) |
| InterMune, Put, 1/19/08 @ $35.00 (1) | (25,000) | (219) |
| Manor Care, Put, 1/19/08 @ $55.00 (1) | (25,000) | (201) |
| McKesson, Put, 5/19/07 @ $52.50 (1) | (30,000) | (99) |
| Medco Health Solutions, Put, 4/21/07 @ $50.00 (1) | (30,000) | (45) |
| Medco Health Solutions, Put, 1/19/08 @ $55.00 (1) | (30,000) | (156) |
| Medicines Company, Call, 1/20/07 @ $25.00 (1) | (89,900) | (620) |
| Medicines Company, Call, 4/21/07 @ $35.00 (1) | (75,000) | (122) |
| Medicines Company, Put, 4/21/07 @ $30.00 (1) | (25,000) | (44) |
| Medicis Pharmaceutical, Put, 4/21/07 @ $40.00 (1) | (30,000) | (159) |
| Medimmune, Put, 1/20/07 @ $35.00 (1) | (8,900) | (24) |
| Medtronic, Call, 1/20/07 @ $50.00 (1) | (50,000) | (180) |
| Merck, Call, 1/20/07 @ $42.50 (1) | (25,000) | (37) |
| Merck, Put, 1/20/07 @ $42.50 (1) | (30,000) | (8) |
| Merck, Put, 4/21/07 @ $45.00 (1) | (30,000) | (77) |
| MGI Pharma, Put, 1/20/07 @ $20.00 (1) | (45,000) | (80) |
| Monsanto, Call, 4/21/07 @ $50.00 (1) | (60,000) | (297) |
| Monsanto, Put, 4/21/07 @ $50.00 (1) | (35,000) | (69) |
| Monsanto, Put, 7/21/07 @ $50.00 (1) | (10,000) | (27) |

| | | |
|---|---|---|
| Monsanto, Put, 7/21/07 @ $55.00 (1) | (25,000) | (128) |
| Nektar Therapeutics, Put, 1/20/07 @ $25.00 (1) | (400) | (4) |
| Neurocrine Biosciences, Put, 1/20/07 @ $15.00 (1) | (600) | (3) |
| New River Pharmaceuticals, Call, 2/17/07 @ $55.00 (1) | (50,000) | (165) |
| New River Pharmaceuticals, Call, 3/17/07 @ $60.00 (1) | (75,000) | (231) |
| New River Pharmaceuticals, Put, 3/17/07 @ $40.00 (1) | (30,000) | (30) |
| New River Pharmaceuticals, Put, 3/17/07 @ $60.00 (1) | (35,000) | (296) |
| New River Pharmaceuticals, Put, 6/16/07 @ $50.00 (1) | (30,000) | (156) |
| Omnicare, Call, 1/20/07 @ $40.00 (1) | (100,000) | (35) |
| Omnicare, Call, 3/17/07 @ $40.00 (1) | (100,000) | (170) |
| Omnicare, Call, 3/17/07 @ $50.00 (1) | (25,000) | (1) |
| Omnicare, Call, 6/16/07 @ $42.50 (1) | (75,000) | (133) |
| Omincare, Put, 3/17/07 @ $50.00 (1) | (3,400) | (39) |
| OSI Pharmaceuticals, Call, 4/21/07 @ $50.00 (1) | (50,000) | (10) |
| OSI Pharmaceuticals, Call, 7/21/07 @ $40.00 (1) | (100,000) | (205) |
| PDL BioPharma, Put, 1/20/07 @ $22.50 (1) | (20,000) | (48) |
| PDL BioPharma, Put, 5/19/07 @ $22.50 (1) | (30,000) | (91) |
| PDL BioPharma, Put, 5/19/07 @ $25.00 (1) | (30,000) | (150) |
| Pfizer, Call, 6/16/07 @ $25.00 (1) | (100,000) | (195) |
| Pharmion, Put, 3/17/07 @ $30.00 (1) | (46,000) | (214) |
| ResMed, Call, 1/20/07 @ $40.00 (1) | (100,000) | (930) |
| ResMed, Call, 1/20/07 @ $45.00 (1) | (75,000) | (326) |
| ResMed, Call, 4/21/07 @ $45.00 (1) | (50,000) | (305) |
| ResMed, Put, 4/21/07 @ $45.00 (1) | (15,000) | (18) |
| Respironics, Put, 1/20/07 @ $35.00 (1) | (20,000) | (2) |
| Schering-Plough, Put, 1/19/08 @ $25.00 (1) | (100,000) | (233) |
| Sepracor, Call, 7/21/07 @ $75.00 (1) | (80,000) | (104) |
| Shire PLC, Call, 4/21/07 @ $60.00 (1) | (50,000) | (295) |
| Shire PLC, Call, 4/21/07 @ $65.00 (1) | (30,000) | (102) |
| Shire PLC, Put, 4/21/07 @ $50.00 (1) | (30,000) | (18) |

The accompanying notes are an integral part of these financial statements.

## Statement of Assets and Liabilities

(In thousands except shares and per share amounts)

| | |
|---|---|
| **Assets** | |
| Investments in securities, at value | |
| Non-affiliated companies (cost $1,320,981) | $ 1,727,028 |
| Affiliated companies (cost $17,501) | 15,756 |
| Total investments in securities | 1,742,784 |
| Receivable for investment securities sold | 6,463 |
| Receivable for shares sold | 2,368 |
| Dividends and interest receivable | 534 |
| Other assets | 4,098 |
| Total assets | 1,756,247 |
| **Liabilities** | |
| Written options (premiums $28,899) | 27,901 |
| Payable for investment securities purchased | 5,596 |
| Payable for shares redeemed | 3,678 |
| Investment management fees payable | 958 |
| Due to affiliates | 240 |
| Other liabilities | 3,683 |
| Total liabilities | 42,056 |
| **NET ASSETS** | $ 1,714,191 |
| **Net Assets Consist of:** | |
| Undistributed net realized gain | 47,223 |
| Net unrealized gain | 405,307 |
| Paid-in capital applicable to 65,603,881 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized | 1,261,661 |
| **NET ASSETS** | $ 1,714,191 |
| **NET ASSET VALUE PER SHARE** | $ 26.13 |

The accompanying notes are an integral part of these financial statements.

## Statement of Operations

($ 000s)

| | Year Ended 12/31/06 |
|---|---|
| **Investment Income (Loss)** | |
| Income | |
| Dividend | $ 6,352 |
| Interest | 4 |
| Total income | 6,356 |
| Expenses | |
| Investment management | 10,661 |
| Shareholder servicing | 2,876 |
| Custody and accounting | 247 |
| Prospectus and shareholder reports | 161 |
| Registration | 83 |
| Proxy and annual meeting | 33 |
| Legal and audit | 21 |
| Directors | 15 |
| Miscellaneous | 39 |
| Total expenses | 14,136 |
| Expenses paid indirectly | (2) |
| Net expenses | 14,134 |
| Net investment loss | (7,778) |
| **Realized and Unrealized Gain (Loss)** | |
| Net realized gain (loss) | |
| Securities | 99,536 |
| Written options | 31,177 |
| Foreign currency transactions | (160) |
| Net realized gain | 130,553 |
| Change in net unrealized gain (loss) | |
| Securities | 22,195 |
| Written options | (2,759) |
| Other assets and liabilities denominated in foreign currencies | 8 |
| Change in net unrealized gain | 19,444 |
| Net realized and unrealized gain | 149,997 |
| **INCREASE IN NET ASSETS FROM OPERATIONS** | $ 142,219 |

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Health Sciences Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on December 29, 1995. The fund seeks long-term capital appreciation.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Purchased and written options are valued at the mean of the closing bid and asked prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $97,000 for the year ended December 31, 2006. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the fund’s semi-annual period, June 29, 2007.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (“FAS 157”), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning January 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Options Call and put options give the holder the right to purchase or sell, respectively, a security at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movements in security values. Written options are reflected in the accompanying Statement of Assets and Liabilities at market value. Transactions in options written and related premiums received during the year ended December 31, 2006, were as follows:

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $916,513,000 and $801,562,000, respectively, for the year ended December 31, 2006.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended December 31, 2006, were characterized as follows for tax purposes:

At December 31, 2006, the tax-basis components of net assets were as follows:

Federal income tax regulations require the fund to defer recognition of capital losses realized on certain covered option transactions; accordingly, $4,086,000 of realized losses reflected in the accompanying financial statements have not been recognized for tax purposes as of December 31, 2006. Federal income tax regulations require the fund to treat the gain/loss on passive foreign investment companies as realized on the last day of the tax year; accordingly, $1,078,000 of unrealized gains reflected in the accompanying financial statements were realized for tax purposes as of December 31, 2006.

For the year ended December 31, 2006, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Reclassifications between income and gain relate primarily to the offset of the current net operating loss against realized gains. Results of operations and net assets were not affected by these reclassifications.

At December 31, 2006, the cost of investments for federal income tax purposes was $1,343,668,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2006, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2006, expenses incurred pursuant to these service agreements were $107,000 for Price Associates, $1,735,000 for T. Rowe Price Services, Inc., and $208,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2006, the fund was charged $41,000 for shareholder servicing costs related to the college savings plans, of which $36,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2006, approximately 1% of the outstanding shares of the fund were held by college savings plans.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees.

As of December 31, 2006, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 347,275 shares of the fund, representing less than 1% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price Health Sciences Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Health Sciences Fund, Inc. (the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, brokers and by agreement to the underlying ownership records for T. Rowe Price Reserve Investment Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 12, 2007

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/06

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $34,764,000 from short-term capital gains,

• $53,263,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $5,946,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $3,721,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board of Directors elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years
Year Elected*	and Directorships of Other Public Companies

Jeremiah E. Casey	Director, Allfirst Financial Inc. (previously First Maryland Bankcorp)
(1940)	(1983 to 2002); Director, National Life Insurance (2001 to 2005);
2005	Director, The Rouse Company, real estate developers (1990 to 2004)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Vornado Real Estate Investment Trust (3/04
2001	to present); Director, Mercantile Bankshares (4/03 to present);
Member, Advisory Board, Deutsche Bank North America (2004
to present); Director, Chairman of the Board, and Chief Executive
Officer, The Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, President, and Chief Executive Officer,
1995	The Haven Group, a custom manufacturer of modular homes
(1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present);
(1938)	Director, Canyon Resources Corp., Golden Star Resources Ltd.
1995	(5/92 to present), and Pacific Rim Mining Corp. (2/02 to present)

Karen N. Horn	Director, Federal National Mortgage Association (9/06 to present);
(1943)	Managing Director and President, Global Private Client Services,
2003	Marsh Inc. (1999 to 2003); Director, Georgia Pacific (5/04 to 12/05),
Eli Lilly and Company, and Simon Property Group

Theo C. Rodgers	President, A&R Development Corporation
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company; Partner, Blackstone Real Estate Advisors, L.P.
2001

* Each independent director oversees 115 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years
Portfolios Overseen]	and Directorships of Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price and T. Rowe Price Group,
(1956)	Inc.; Chairman of the Board, Director, and President, T. Rowe Price
2006	Investment Services, Inc.; Chairman of the Board and Director,
[115]	T. Rowe Price International, Inc., T. Rowe Price Retirement Plan
Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Savings
Bank; Director, T. Rowe Price Global Asset Management Limited
and T. Rowe Price Global Investment Services Limited; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

John H. Laporte, CFA	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
(1945)	Price Trust Company; Vice President, Health Sciences Fund
1995
[15]

* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Laurie M. Bertner (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Health Sciences Fund	Group, Inc.

G. Mark Bussard (1972)	Employee, T. Rowe Price; formerly Co-founder
Vice President, Health Sciences Fund	and Chief Operating Officer, Rivanna
Pharmaceuticals (to 2006); student, Darden
Graduate School of Business, University of
Virginia (to 2004); Research Assistant
Professor, University of Virginia (to 2002)

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Health Sciences Fund	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Health Sciences Fund	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, Health Sciences Fund	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Health Sciences Fund	Trust Company

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, Health Sciences Fund	Investment Services, Inc., T. Rowe Price
Services, Inc., and T. Rowe Price Trust
Company; Vice President, T. Rowe Price,
T. Rowe Price Group, Inc., T. Rowe Price
International, Inc., and T. Rowe Price
Retirement Plan Services, Inc.

Kris H. Jenner, M.D., D. Phil. (1962)	Vice President, T. Rowe Price and T. Rowe Price
President, Health Sciences Fund	Group, Inc.

Susan J. Klein (1950)	Vice President, T. Rowe Price
Vice President, Health Sciences Fund

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, Health Sciences Fund	T. Rowe Price Investment Services, Inc.

Jay S. Markowitz, M.D. (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Health Sciences Fund	Group, Inc.

Jason Nogueira, CFA (1974)	Vice President, T. Rowe Price; formerly
Vice President, Health Sciences Fund	Healthcare Equity Analyst, Putnam Investments
(to 2004) and student, Harvard Business
School (to 2003)

Charles G. Pepin (1966)	Director, T. Rowe Price Trust Company, Vice
Vice President, Health Sciences Fund	President, T. Rowe Price and T. Rowe Price
Group, Inc.

John C.A. Sherman (1972)	Vice President, T. Rowe Price Group, Inc., and
Vice President, Health Sciences Fund	T. Rowe Price International, Inc.

Taymour R. Tamaddon, CFA (1976)	Vice President, T. Rowe Price; formerly intern,
Vice President, Health Sciences Fund	T. Rowe Price (to 2004)

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Health Sciences Fund

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Donald W. Dick Jr. qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Dick is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable for 2006, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. Reclassification from tax fees to audit fees of fiscal 2005 amounts related to the auditing of tax disclosures within the registrant’s annual financial statements has been made in order to conform to fiscal 2006 presentation. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

   (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,401,000 and $883,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds. Preceding fiscal year amount reflects the reclassification of tax fees described in (a) – (d) above.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Health Sciences Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 16, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 16, 2007

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	February 16, 2007